UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 8, 2021, Hyatt Hotels Corporation (“Hyatt” or the “Company”) announced that a Hyatt affiliate and Service Properties Trust (“SVC”) reached an agreement with respect to 22 Hyatt Place hotels owned by subsidiaries of SVC (the “Agreement”). Under the terms of the amended Agreement effective April 1, 2021, Hyatt will continue to manage 17 of the 22 Hyatt Place hotels owned by subsidiaries of SVC for a 10-year term.

As a result of the amended Agreement, the Company is increasing its net rooms growth outlook for 2021 to approximately 6%, up from the prior expectation of greater than 5%.

In addition, on June 8, 2021, the Company announced the completion of two separate transactions as part of its capital strategy:

•

on June 4, 2021, a Hyatt affiliate sold the 490-room Hyatt Regency Lost Pines Resort and Spa near Austin, Texas for approximately $275 million to an unrelated third party and entered into a long-term management agreement for the property upon sale. The owner anticipates enhancing and expanding this unique resort destination located on 405 acres along the banks of the Colorado River.

•

on June 3, 2021, a Hyatt affiliate acquired the 59-room Ventana Big Sur, an Alila Resort, located in Big Sur, California for approximately $148 million, securing the Company’s long-term brand presence in a highly sought-after resort destination. The resort, situated on 162 acres in one of the world’s premier leisure destinations, also includes 63 distinctive camping areas and 15 tent cabins and is one of three world-class Alila resorts operating in California. The resort is well-positioned to be considered as part of Hyatt’s capital strategy and Hyatt intends to turn to evaluating the sale of this asset while retaining a long-term management agreement.

With the completion of both asset transactions at attractive values, Hyatt remains on track to realize net proceeds from the sale of real estate of approximately $1.5 billion by March 2022 as part of its capital strategy announced in March 2019. To date, and including the net proceeds from the aforementioned transactions, the Company has realized approximately $1.1 billion in net proceeds while continuing to expand its management and franchising business. In addition to reducing the earnings from owned and leased hotels, Hyatt has expanded its managed and franchised property base by approximately 150 hotels, or by 18%, from March 2019 to May 2021 that will drive an increased percentage of earnings coming from management and franchising activity.

The Company’s outlook is based on a number of assumptions that are subject to change, many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt Hotels Corporation under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description

99.1	Hyatt Hotels Corporation Press Release, dated June 8, 2021 (furnished pursuant to Item 7.01)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Forward-Looking Statements in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to the Company’s net rooms growth outlook, the amount by which the Company intends to reduce its real estate asset base and the anticipated timeframe for such asset dispositions, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the risks discussed in the Company’s filings with the SEC, including our annual report on Form 10-K and subsequent reports, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: June 8, 2021	By:	/s/ Joan Bottarini
		Name:	Joan Bottarini
		Title:	Executive Vice President, Chief Financial Officer